                                                           EXECUTION COUNTERPART

                                 AMENDMENT NO. 2

          AMENDMENT NO. 2 dated as of March 30,2001 to the Credit Agreement referred to below, between BIRCH TELECOM, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); BIRCH TELECOM FINANCE, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"); each of the lenders that is a signatory hereto (individually, a "LENDER" and, collectively, the "LENDERS"); and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

          The Company, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of February 2, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrower. The Borrower, the Company and the Administrative Agent (having been previously authorized by Lenders constituting the Required Lenders under the Credit Agreement) wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Amendment No. 2, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

          2.1. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.2. DEFINITIONS. The following definitions set forth in Section 1.01 of the Credit Agreement shall be amended in their entirety to read as follows:

          "STAGE 1": the period prior to June 30, 2003.

          "STAGE 2": the period from and after June 30, 2003.


                                AMENDMENT NO. 2

          2.3 Financial Reporting Covenant. Section 5.1 of the Credit Agreement is hereby amended by inserting in such Section a new clause (c) immediately after clause (b) as follows:

          "(c) as soon as available and in any event within 45 days after the end of each calendar month for fiscal year 2001 (or, during the calendar month of December, 2001, within 90 days after the end of such calendar month), the unaudited debt balance, cash balance and Line count of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited statement of income for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous month, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments)."

          2.4. FINANCIAL CONDITION COVENANTS. Section 6.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "6.1 FINANCIAL CONDITION COVENANTS.

          I. STAGE 1 FINANCIAL COVENANTS. During Stage 1:

          (a) REVENUES. Permit the Revenues for any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   Minimum Revenues
          ---------------------                   ----------------
          March 31, 2001                          $34,000,000
          June 30, 2001                           $36,000,000
          September 30, 2001                      $42,100,000
          December 31, 2001                       $50,000,000

          March 31, 2002                          $57,000,000
          June 30, 2002                           $65,000,000
          September 30, 2002                      $73,000,000
          December 31, 2002                       $81,000,000

          March 31, 2003                          $88,000,000


                                AMENDMENT NO. 2

          (b) CONSOLIDATED EBITDA. Permit Consolidated EBITDA for any fiscal quarter set forth below to be less than the amount (or, if the amount specified below is a negative number, to be a greater negative number) set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   EBITDA
          ---------------------                   ------
          March 31, 2001                          $(33,000,000)
          June 30, 2001                           $(23,500,000)
          September 30, 2001                      $(17,500,000)
          December 31, 2001                       $(13,750,000)

          March 31, 2002                           $(9,500,000)
          June, 30,2002                            $(5,500,000)
          September 30, 2002                       $(1,000,000)
          December 31, 2002                         $3,000,000

          March 31, 2003                            $8,000,000

          (c) LINES. Permit the aggregate number of Lines as at the last day of any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   Minimum Number of Lines
          ---------------------                   -----------------------
          March 31, 2001                          240,000
          June, 30, 2001                          250,000
          September 30, 2001                      280,000
          December 31, 2001                       300,000

          March 31, 2002                          375,000
          June, 30, 2002                          425,000
          September 30, 2002                      475,000
          December 31, 2002                       525,000

          March 31, 2003                          575,000

          (d) SENIOR SECURED DEBT TO TOTAL CAPITALIZATION RATIO. Permit, as at the last day of any fiscal quarter ending during Stage 1, the ratio of (a) Senior Secured Debt on such day to (b) Total Capitalization on such day to exceed 0.45 to 1.


                                 AMENDMENT NO. 2

          II. STAGE 2 FINANCIAL COVENANTS. During Stage 2:

          (a) SENIOR LEVERAGE RATIO. Permit the Senior Leverage Ratio as at the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   Senior Leverage Ratio
          ---------------------                   ---------------------
          June 30, 2003                           6.0 to 1
          September 30, 2003                      5.0 to 1
          December 31, 2003                       4.0 to 1

          March 31, 2004                          3.0 to 1
          June 30, 2004                           3.0 to 1
          September 30, 2004                      2.5 to 1
          December 31, 2004                       2.0 to 1

          March 31, 2005                          2.0 to 1
          June 30, 2005                           2.0 to 1
          September 30, 2005                      2.0 to 1
          December 31, 2005                       2.0 to 1

          March 31, 2006                          2.0 to 1
          June 30, 2006                           2.0 to 1
          September 30, 2006                      2.0 to 1
          December 31, 2006                       2.0 to 1

          (b) TOTAL LEVERAGE RATIO. Permit the Total Leverage Ratio as at the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   Total Leverage Ratio
          ---------------------                   --------------------
          June 30, 2003                           9.0 to 1
          September 30, 2003                      8.0 to 1
          December 31, 2003                       8.0 to 1

          March 31, 2004                          7.0 to 1
          June 30, 2004                           7.0 to 1
          September 30, 2004                      7.0 to 1
          December 31, 2004                       7.0 to 1


                                AMENDMENT NO. 2

                                     - 5 -


          March 31, 2005                          6.0 to 1
          June 30, 2005                           6.0 to 1
          September 30, 2005                      6.0 to 1
          December 31, 2005                       6.0 to 1

          March 31, 2006                          6.0 to 1
          June 30, 2006                           6.0 to 1
          September 30, 2006                      6.0 to 1
          December 31, 2006                       6.0 to 1

          (c) INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio as at the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending                   Interest Coverage Ratio
          ---------------------                   -----------------------
          June 30, 2003                           1.25 to 1
          September 30, 2003                      1.50 to 1
          December 31, 2003                       1.75 to 1

          March 31, 2004                          2.00 to 1
          June 30, 2004                           2.50 to 1
          September 30, 2004                      2.75 to 1
          December 31, 2004                       2.75 to 1

          March 31, 2005                          2.75 to 1
          June 30, 2005                           2.75 to 1
          September 30, 2005                      2.75 to 1
          December 31, 2005                       2.75 to 1

          March 31, 2006                          2.75 to 1
          June 30, 2006                           2.75 to 1
          September 30, 2006                      2.75 to 1
          December 31, 2006                       2.75 to 1

          (d) PRO FORMA DEBT SERVICE COVERAGE. Permit the Pro Forma Debt Service Coverage Ratio as at the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                  Pro Forma Debt Service
          Fiscal Quarter Ending                   Coverage Ratio
          ---------------------                   ----------------------
          June 30, 2003                           waived
          September 30, 2003                      1.00 to 1
          December 31, 2003                       1.00 to 1


                                AMENDMENT NO. 2

                                     - 6 -


          March 31, 2004                          1.00 to 1
          June 30, 2004                           1.00 to 1
          September 30, 2004                      1.25 to 1
          December 31, 2004                       1.25 to 1

          March 31, 2005                          1.50 to 1
          June 30, 2005                           1.50 to 1
          September 30, 2005                      1.50 to 1
          December 31, 2005                       1.50 to 1

          March 31, 2006                          1.75 to 1
          June 30, 2006                           2.00 to 1
          September 30, 2006                      2.00 to 1
          December 31, 2006                       2.00 to 1"

          2.5. LIMITATION ON DISPOSITION OF PROPERTY. Section 6.5 of the Credit Agreement is hereby amended by inserting in Section 6.5(c), immediately after the words "Sections 6.4(a) and (b)", the following: "and Section 6.10(ii)".

          2.6. LIMITATION ON SALES AND LEASEBACKS. Section 6.10 of the Credit Agreement is hereby amended by (a) inserting "(i)" immediately after the words "except for" and (b) inserting, immediately after the words "Section 6.5(e)", the following: "and (ii) any such arrangements for equipment having an aggregate fair market value not exceeding $3,000,000".

          2.7. LIMITATION ON CAPITAL EXPENDITURES. Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "6.15 LIMITATION ON CAPITAL EXPENDITURES. Make or commit to make any Capital Expenditure, except Capital Expenditures of the Company and its Subsidiaries in the ordinary course of business in an aggregate amount not exceeding (a) $120,000,000 in fiscal year 2000, (b) $25,000,000 in fiscal year 2001 and (c) for each fiscal year thereafter, the amount set forth below opposite such fiscal year:

          Fiscal Year                             Capital Expenditures
          -----------                             --------------------
          2002                                    $25,000,000
          2003                                    $25,000,000
          2004                                    $35,000,000
          2005                                    $35,000,000
          2006                                    $35,000,000

     ; PROVIDED that (i) up to 25% of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year, (ii) up to 25% of the amount referred to above for any fiscal year


                                 AMENDMENT NO. 2
     may be expended in the immediately prior fiscal year (but any amount so expended in any such prior fiscal year may not be expended in such fiscal year) and (iii) Capital Expenditures made pursuant to this Section during any fiscal year shall be deemed made, FIRST, in respect of amounts permitted for such fiscal year as provided above and, SECOND, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above; and PROVIDED, FURTHER, that no more than 20% of Capital Expenditures in any fiscal year may be incurred for expenditures not related to the Company's and its Subsidiaries' core CLEC access business as conducted as of the Closing Date and similar or related businesses. Notwithstanding the foregoing limitations, the Company and its Subsidiaries may make Capital Expenditures with (i) the proceeds of any Reinvestment Deferred Amount received in connection with a Recovery Event, (ii) the Available Amount at the time any such Capital Expenditure is made, and (iii) the proceeds from any sale and leaseback transaction permitted by Section 6.10."

          Section 3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Borrower represents and warrants to the Lenders that (a) after giving effect to the amendments set forth in Section 2 of this Amendment No. 2, no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties set forth in Section 3 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representations and warranties expressly relate to any earlier date, as of such earlier date), after giving effect to such amendments and as if each reference in said Section 3 to "this Agreement" included reference to this Amendment No. 2.

          Section 4. CONDITIONS PRECEDENT. As provided in Section 2 of this Amendment No. 2, the amendments to the Credit Agreement set forth in said
Section 2 shall become effective as of the date hereof upon satisfaction of the following conditions precedent:

          4.1. AMENDMENT NO. 2; SUBSIDIARY GUARANTOR CONFIRMATION. The Administrative Agent shall have received one or more counterparts of (i) this Amendment No. 2, duly executed and delivered by the Company, the Borrower and the Required Lenders (or the Administrative Agent, with the written consent of the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A) and (ii) a Confirmation, in form and substance satisfactory to the Administrative Agent, from each of the Subsidiary Guarantors of their obligations under the Guarantee and Collateral Agreement after giving effect to this Amendment No. 2.

          4.2. ADDITIONAL EQUITY ISSUANCES. The Administrative Agent shall have received satisfactory evidence that the Company shall have received not less than $75,000,000 of aggregate cash proceeds from the issuance of additional equity of the Company.

          4.3 FEES AND EXPENSES. The Administrative Agent shall have received
(i) for the account of each Lender that delivers to the Administrative Agent its written consent to this Amendment No. 2 no later than 10:30 a.m. New York time on March 30, 2001, a consent fee in the amount of 0.125% of the sum (determined without duplication) of the aggregate amount of such Lender's outstanding Loans and Commitments under the Credit Agreement and (ii) all fees and other amounts due and payable on or prior to the date hereof, including, to the extent


                                 AMENDMENT NO. 2
invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company or the Borrower under the Credit Agreement.

          4.4 OTHER DOCUMENTS. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender or Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, may reasonably request.

          Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


                                 AMENDMENT NO. 2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                        BIRCH TELECOM, INC.


                                        By /s/ David E. Scott
                                          --------------------------------------
                                        Name: David E. Scott
                                        Title: President and Chief Executive
                                               Officer


                                        BIRCH TELECOM FINANCE, INC.

                                        By /s/ David E. Scott
                                          --------------------------------------
                                        Name: David E. Scott
                                        Title: President and Chief Executive
                                               Officer


                                        LENDERS

                                        LEHMAN COMMERCIAL PAPER INC,
                                        individually, as Swingline Lender and
                                        as Administrative Agent


                                        By /s/ G. Andrew Keith
                                          --------------------------------------
                                        Name: G. Andrew Keith
                                        Title: Authorized Signatory


                                AMENDMENT NO. 2

                                                                       EXHIBIT A

                                 LENDER CONSENT

          Reference is made to the Amended and Restated Credit Agreement dated as of February 2, 2000 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among Birch Telecom, Inc., a Delaware corporation (the "COMPANY"), Birch Telecom Finance, Inc., a Delaware corporation (the "BORROWER"), the Lenders named therein, and Lehman Commercial Paper Inc. ("LCPI"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an aggregate principal or face amount not exceeding $195,000,000. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

          The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 2 to the Credit Agreement dated as of March 30, 2001, substantially in the form to which this Lender Consent is attached (the "AMENDMENT NO. 2")and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 2 on behalf of such Lender.


Full Name of Lender:
                    --------------------------------------------

By:
   -----------------------------------------

Name:
     ---------------------------------------

Title:
      --------------------------------------

Date:                   , 2001
     -------------------


                                 AMENDMENT NO. 2